Commitments and contingencies (Details Narrative) € in Thousands	12 Months Ended
Dec. 31, 2021 EUR (€)
Commitments And Contingencies
Purchase commitments, description	a subsidiary of the Group had entered into purchase commitments to pay up to €1.96 million and €0.72 million, to MagP, a related party, to deliver equipment, materials and assembling services in relation the “Greengas” and “H2Evora” projects, respectively. Non-refundable down payments of 20% of the expected contract value have been made and the remainder of the contracts are cancellable but incur a penalty of 10% of contract value.
Potential value of contract	€ 25,900
Minimum commitment	4,900
Further commitment	€ 1,400